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                                                                 EXHIBIT 10.1.7

                              SEVENTH AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF FELCOR SUITES LIMITED PARTNERSHIP


         This Seventh Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership is made and entered into effective as of May 16, 1997, by and among FelCor Suite Hotels, Inc., a Maryland corporation, as the General Partner ("General Partner"), PMB Associates, Ltd., a Texas limited partnership ("PMB"), as an Additional Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                R E C I T A L S:

         A. The General Partner and the existing Limited Partners have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as subsequently amended (the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership under the name of "FelCor Suites Limited Partnership" (the "Partnership").

         B. The Partnership, the General Partner and PMB have executed that certain Partnership Interest Contribution Agreement dated as of March 7, 1997 (the "Contribution Agreement") pursuant to which PMB has agreed to contribute its general partner interest in Barshop-HII Joint Venture, a Texas general partnership, in accordance with the terms and conditions set forth therein, in exchange for 139,286 units of limited partnership interest ("Units") of the Partnership.

         C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing issuance of Units and the admission of PMB as an Additional Limited Partner to the Partnership in connection therewith.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Acceptance of Partnership Agreement. PMB does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in
Section 1.4 thereof. Each of PMB and its Assignees hereby constitutes and appoints the General Partner and the other parties named in Section 1.4, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to take the actions set forth in Section 1.4 of the Partnership Agreement, with the same effect as if PMB had been one of the original partners to execute the Partnership Agreement.





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         2.      Admission of Additional Partner.  In accordance with the
provisions of Section 11.4 of the Partnership Agreement, PMB is hereby admitted as an Additional Limited Partner of the Partnership entitled to all rights and benefits of Limited Partners therein as set forth in the Partnership Agreement with respect to the Units acquired by PMB.

         3. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to reflect the admission of PMB as an Additional Limited Partner in the Partnership and the issuance of 139,286 Units to PMB pursuant to the Contribution Agreement.

         4. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.

         IN WITNESS WHEREOF, this Seventh Amendment to Agreement of Limited Partnership is executed and entered into as of the date first above written.

                                         GENERAL PARTNER:

                                         FELCOR SUITE HOTELS, INC.,
                                         a Maryland corporation



                                         By:  /s/ LAWRENCE D. ROBINSON
                                            -----------------------------------
                                              Lawrence D. Robinson, Senior Vice
                                              President


                                         ADDITIONAL LIMITED PARTNER:

                                         PMB ASSOCIATES LTD.,
                                         a Texas limited partnership


                                         By:  /s/ PHILLIP M. BARSHOP
                                            ---------------------------------
                                              Philip M. Barshop, its General
                                              Partner





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                                         LIMITED PARTNERS (for all the Limited
                                         Partners now and hereafter admitted as
                                         Limited Partners of the Partnership,
                                         pursuant to the powers of attorney in
                                         favor of the General Partner contained
                                         in Section 1.4 of the Partnership
                                         Agreement):

                                         By:  FELCOR SUITE HOTELS, INC., acting
                                              as General Partner and as duly
                                              authorized attorney-in-fact



                                              By:  /s/ LAWRENCE D. ROBINSON
                                                 ----------------------------
                                                   Lawrence D. Robinson,
                                                   Senior Vice President





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